GREENWICH STREET SERIES FUND

SUPPLEMENT DATED JUNE 28, 2005

TO THE PROSPECTUSES OF THE PORTFOLIOS INDICATED BELOW

The following supplements the section of the Prospectuses entitled “Management”:

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, the fund’s investment adviser (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the fund’s investment management contract with the Manager, and any related sub-advisory contract, where applicable. Therefore, the fund’s Board will be asked to approve a new investment management contract between the fund and the Manager (and a new sub-advisory contract, if applicable). If approved by the Board, the new investment management contract (and the new sub-advisory contract, if applicable) will be presented to the shareholders of the fund for their approval.

Appreciation Portfolio	April 30, 2005
Capital and Income Portfolio	April 30, 2005
Diversified Strategic Income Portfolio	April 30, 2005
Salomon Brothers Variable Aggressive Growth Fund	April 30, 2005
Salomon Brothers Variable All Cap Value Fund	April 30, 2005
Equity Index Portfolio	April 30, 2005
Salomon Brothers Variable Growth & Income Fund	April 30, 2005
Intermediate High Grade Portfolio	April 30, 2005
Salomon Brothers Variable International Equity Fund	April 30, 2005
Salomon Brothers Variable Money Market Fund	April 30, 2005
Fundamental Value Portfolio	April 30, 2005

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